UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest Event Reported):  December 2, 2010

THE KEYW HOLDING CORPORATION
(Exact name of Registrant as specified in its charter)

Commission File No.  001-34891

Maryland	27-1594952
(State or other jurisdiction of	(IRS Employer ID No.)
incorporation or organization)

1334 Ashton Road, Suite A
Hanover, Maryland	21076
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:	(443) 270-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE KEYW HOLDING CORPORATION

Item 1.01 Entry into a Material Definitive Agreement.

On December 2, 2010, The KEYW Holding Corporation (“KEYW”) entered into a stock purchase agreement (the “Agreement”) with Everest Technology Solutions, Inc. (“Everest”), ETS Holdings, Inc. (“Seller”), certain stockholders of ETS Holdings, Inc. (“Seller Related Parties”) and the representative of the Seller and Seller Related Parties (“Seller Representative”).  The terms of the Agreement provide for KEYW’s acquisition from Seller of all of the outstanding capital stock of Everest for $28.0 million in cash and $2.0 million in shares of KEYW common stock (exclusive of accounting and attorney fees and customary closing costs and adjustments).  The KEYW shares will be issued to the Seller based on the average market price of KEYW’s common stock over the ten trading days prior to the closing date.  Resale of the shares will be restricted in accordance with Rule 144 under the Securities Act of 1933, as amended.  Holders of such shares are entitled to registration rights in the event that KEYW files specified stock registrations within one (1) year after the KEY shares are distributed from escrow as described below.  The Agreement contains customary closing conditions.

KEYW, Everest, the Seller and the Seller Related Parties have made customary representations and warranties in the Agreement.  The Agreement contains customary indemnification obligations of each party with respect to breaches of representations, warranties and covenants and certain other specified matters. Under the Agreement, all of the KEYW shares issued will be held back by KEYW on the closing date to satisfy potential indemnification claims by KEYW, with the escrowed shares (less any shares cancelled to satisfy indemnity claims) to be released following the fifteen month anniversary of the closing, subject to pending indemnity claims and otherwise in accordance with the holdback terms. For purposes of satisfying indemnity claims (if any), such escrowed shares will be valued at the average closing price of KEYW common stock for the ten trading days prior to the closing date of the transaction.

On December 2, 2010, KEYW issued a press release announcing the it had entered into the Agreement, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Exhibit 99.1	The KEYW Holding Corporation Press Release, dated December 2, 2010, announcing KEYW had entered into a stock purchase agreement for the acquisition of Everest Technology Solutions, Inc. (1).

(1)	Filed herewith.

THE KEYW HOLDING CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION (Registrant)

DATE: December 8, 2010	/s/ Leonard Moodispaw
Leonard Moodispaw
Chief Executive Officer

THE KEYW HOLDING CORPORATION

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	The KEYW Holding Corporation Press Release, dated December 2, 2010, announcing KEYW had entered into a stock purchase agreement for the acquisition of Everest Technology Solutions, Inc. (1).

(1)	Filed herewith.